Exhibit 10.1

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

("Agreement")

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  SUBSCRIBER SHOULD BE AWARE THAT SUBSCRIBER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Guardian Technologies International, Inc.

516 Herndon Parkway

Suite A

Herndon, Virginia 20170

[For purchase of units of securities]

Ladies and Gentlemen:

The undersigned (the "Subscriber") desires to subscribe for and purchase units of securities (“Units”), each unit consisting of 142,857 shares of common stock, $.001 par value per share (the “Common Stock”) and a Class H Common Stock Purchase Warrant to purchase 214,285 shares of Common Stock (the “Class H Warrant”) to be issued by Guardian Technologies International, Inc., a Delaware corporation (the "Company”) upon the terms set forth in the Confidential Investor Term Sheet attached hereto as Exhibit A (the “Confidential Investor Term Sheet”).  Accordingly, the Subscriber hereby agrees as follows:

1.

Subscription.  The Subscriber hereby subscribes for and agrees to purchase from the Company the number of Units to be issued by the Company, as set forth on the Signature Page attached to this Agreement, in consideration of the subscription amount set forth on the Signature Page.

2.

Purchase Procedure.  The Subscriber acknowledges that, in order to subscribe for the Units, Subscriber must, and Subscriber does hereby, deliver to the Company:

2.1

One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2

A check, subject to collection, in the amount set forth on the Signature Page representing payment in full for the Units desired to be purchased hereunder, made payable to the order of “Guardian Technologies International, Inc.,” or shall cause a wire transfer of immediately available United States’

funds in favor of “Guardian Technologies International, Inc.” for such amount in accordance with wire transfer instructions to be furnished by the Company.

2.3

An executed copy of a Confidential Purchaser Questionnaire.

3.

Representations of Subscriber.  By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1

The Subscriber has all requisite power and authority to enter into this Agreement, and to carry out the provisions hereof.

3.2

The Subscriber represents that the Subscriber satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (the “Securities Act”) (a copy of such definition is set forth in Appendix A attached hereto). As specifically disclosed by the undersigned Subscriber in the Confidential Purchaser Questionnaire executed and delivered to the Company herewith and incorporated herein by this reference.

3.3

The Subscriber understands that (i) the Common Stock, the Warrants, and the shares of Common Stock of the Company underlying the Warrants (collectively, the “Securities”) have not been registered under the Securities Act or any applicable state securities law, (ii) Subscriber cannot sell any Securities unless they are registered under the Securities Act and any applicable state or foreign securities laws or unless exemptions from such registration requirements are available, (iii) a legend will be placed on the certificates evidencing the Securities, stating that the Securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales thereof, (iv) the Company will place stop transfer instructions against the Securities, and (v) the Company has no obligation to register the Securities or assist the Subscriber in obtaining an exemption from the various registration requirements.

3.4

The Subscriber (i) is acquiring the Securities solely for the Subscriber's own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities, to any other person; and (iii) agrees not to sell, assign, encumber or transfer all or any part of the Securities (except a transfer upon his death, incapacity or bankruptcy or a transfer without consideration to his spouse and/or children and/or a trust for the benefit of such family members) until such securities are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from any such registration is available as evidenced by an opinion of counsel acceptable to the Company to the effect that such transfer or assignment (i) may be effected without registration of the Securities under the Securities Act; and (ii) does not violate any applicable Federal or state securities laws.

3.5

The Subscriber represents that the Company has made available to Subscriber all information which Subscriber deemed material to making an informed investment decision in connection with his purchase of the Securities. The Subscriber acknowledges that the Subscriber has received and carefully read in their entirety (i) this Subscription Agreement, and all information necessary to verify the accuracy and completeness of the Company's representations, warranties and covenants made herein; (ii) the Confidential Investor Term Sheet; (iii) the form of Class H Common Stock Purchase Warrant Agreement attached hereto as Exhibit B; (iv) the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 12, 2007, July 24, 2007, August 7, 2007, August 17, 2007,

September 12, 2007, September 18, 2007, October 10, 2007, and October 19, 2007, as amended; and (vi) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.  The Subscriber acknowledges that the Company has made available to the Subscriber the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including Mr. William J. Donovan, President and Chief Operating Officer of the Company, 516 Herndon Parkway, Herndon, Virginia 20170, concerning the terms and conditions of the Subscriber’s purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to the Subscriber.  The Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf which is contrary to the information disclosed to the Subscriber.

3.6

The Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables the Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment.

3.7

The Subscriber understands that an investment in the Securities involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Securities, including those risks disclosed by the Company under Part I, Item 1A of the Company’s Form 10-K for the year ended December 31, 2006, and under Part II, Item 1A of the Company’s Form 10-Q for the quarter ended September 30, 2007.

3.8

The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.9

The Subscriber understands that (i) the offering contemplated hereby has not been reviewed by any Federal, state or other governmental body or agency; (ii) if required by the laws or regulations of said state(s) or other jurisdiction the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) or other jurisdiction for registration or exemption therefrom; and (iii) subscription documents used in connection with this offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Securities for investment.

3.10

The Subscriber is aware that the Securities have not been registered under the Act. While the Company’s Common Stock is quoted on the OTC Bulletin Board, the market for its shares of Common Stock is limited and/or illiquid. Subscriber understands that there is no market for the Company’s Class H Warrants and none is expected to develop.  The Subscriber has adequate means of providing for the Subscriber's current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.11

The Subscriber (a) is a citizen or resident of the state of residence shown on the Agreement’s Subscriber Signature Page; (ii) if a natural person, is at least 21 years of age; (iii) has adequate means of providing for his or its current needs and personal contingencies; (iv) has no need for liquidity in his or its investment in the Securities; and (v) maintains his or its domicile (and is not a transient or temporary resident) at the address shown below.

3.12

All information that the Subscriber has provided the Company concerning the Subscriber, the Subscriber's financial position and the Subscriber's knowledge of financial and business matters is correct and complete as of the date hereof.  The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company.  The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber's financial information as may be reasonably requested by the Company.

3.13

The Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and recognizes and understands all of the risks relating to the purchase of the securities and has determined that an investment in the Company is consistent with the Subscriber's investment objectives and income prospects.

3.14

The Subscriber understands that the total amount of funds tendered to purchase the Securities are unsecured and are placed at the risk of the business and may be completely lost.  Subscriber has read the Company’s filings with the SEC under the Securities Exchange Act of 1934, as amended, including, but not limited to, the description of the risk factors applicable to the Company and its businesses set forth therein.

3.15

The Subscriber’s overall commitment to investments including the Subscriber’s investment in the Company that are not readily marketable is not disproportionate to the Subscriber’s net worth, and the Subscriber’s investment in the securities described herein will not cause such overall commitment to become excessive. The Subscriber understands that the statutory basis on which such Securities are being offered, sold and/or issued to the Subscriber would not be available if the Subscriber’s present intention were to hold such securities for a fixed period of time or until the occurrence of a certain event. The Subscriber realizes that, in the view of the SEC, a purchase of such securities now, with a present intention to resell by reason of a foreseeable specific contingency or any anticipated change in the market value of such securities, or in the condition of the Company or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the Subscriber for the acquisition of such securities, and for which such securities may be pledged as a security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, constitute a purchase with an intention inconsistent with the Subscriber’s representations to the Company and the SEC would then regard such purchase as a purchase for which the exemption from registration under the Securities Act relied upon by the Company in connection herewith is not available.

3.16

The Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part.  The Company will notify the Subscriber whether this subscription is accepted or rejected.  If such subscription is rejected, payment will be returned to the Subscriber.

3.17

If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Securities and is not prohibited from doing so.

3.18

If the Subscriber is purchasing the Securities in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person or entity fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

3.19

The Subscriber recognizes that the Company may seek to raise additional financing and working capital through a variety of sources, and that although the Company may undertake one or more public or private offerings of its shares of Common Stock, debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful.  Moreover, the Company reserves the right to make future offers, either public or private, of securities including shares of Common Stock or securities convertible into Common Stock at prices that may be more than or less than the price per share Subscriber is paying for the shares of Common Stock included in the Units or upon exercise of the Warrants.

3.20

The Subscriber agrees to maintain in confidence all information furnished to Subscriber by the Company regarding the Company.

4.

Indemnification.  The Subscriber hereby agrees to indemnify and hold harmless the Company and the Company's officers, directors, employees, attorneys, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which they, or any of them, may incur by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber's breach of any of his representations and warranties contained herein.  This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber's heirs, executors, administrators, representatives, successors and assigns.  THE COMPANY AND THE SUBSCRIBER HAVE BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND AFFILIATES IS DEEMED TO BE VOID AS AGAINST PUBLIC POLICY AND THEREBY UNENFORCEABLE IN SOME STATES.

5.

Arbitration Agreement.

5.1

The Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, employees, attorneys, agents or affiliates, including without limitation any controversy or claim relating to a purchase or sale of the Securities, shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company or against any of the Subscriber's officers, directors, agents, affiliates, associates, employees or controlling persons, shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof.  In arbitration proceedings under this Section 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Section 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable.  This Section 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Securities contemplated by this Agreement under any Federal or state securities laws.

5.2

The arbitration of any dispute pursuant to this Section 5 shall be held in Washington, D.C.

5.3

Notwithstanding the foregoing, in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Section 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4

This Section 5 is intended to benefit the security holders, officers, directors, employees, attorneys, agents and affiliates of the Company, each of whom shall be deemed to be a third party beneficiary of this Section 5, and each of whom may enforce this Section 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5

The Subscriber acknowledges that this Section 5 limits a number of the Subscriber's rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

5.6

Please note that: (i) arbitration is final and binding on the parties;  (ii) the parties are waiving their rights to seek remedies in court, including the right to jury trial; (iii) pre-arbitration discovery is generally more limited than and different from court proceedings;  (iv) the arbitrators’ award is not required to include factual findings or legal reasoning and any party’s right to appeal or seek modification of rulings by the arbitrators is strictly limited;  (v) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry; (vi) no person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action, or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (a) the class certification is denied; or (b) the class is decertified; or (c) the person is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

6.

Governing Law.  The validity and construction of this Agreement and all matters pertaining hereto are to be determined in accordance with the laws of the Commonwealth of Virginia without reference to the conflicts of laws of that state.

7.

Execution in Counterparts.  This Agreement may be executed in one or more counterparts.

8.

Persons Bound.  This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on the Subscriber and his respective heirs, executors, administrators, successors and assigns.

9.

Notices.  Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, postage prepaid and return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, postage prepaid and return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, postage prepaid, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be: if to the Subscriber, to the address and facsimile number set forth on the Signature Page hereof; if to the Company, 516 Herndon Parkway, Suite A, Herndon, Virginia 20170, attention: Chief Executive Officer, facsimile number (703) 464-8530.

10.

Entire Agreement.  This Agreement, when accepted by the Company, and the Securities issued pursuant hereto will constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.  This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto.  No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

11.

Headings.  The headings of this Agreement are for convenience of reference only and are not part of this Agreement.

12.

Assignability.  The Subscriber acknowledges that Subscriber may not assign any of Subscriber’s rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

13.

Interpretation.  When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

14.

CERTIFICATION.  THE SUBSCRIBER CERTIFIES THAT THE SUBSCRIBER HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the Units of Guardian Technologies International, Inc. (the "Company"), as set forth below, acknowledges that the undersigned has received and understands the terms and conditions of the Subscription Agreement attached hereto and that the undersigned does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Number of Units:

 ______

Total Amount Subscription/Conversion:

$100,000

Exact name(s) of Subscriber(s):

____________________________________________________

Signature of Subscriber(s)*:

____________________________________________________

State of Residence:

____________________________________________________

*If Subscriber is an association, corporation, partnership or trust enter the name and title of the person authorized to bind the Subscriber:   ____________________________________________________

PLEASE ATTACH CERTIFIED COPY OF AUTHORIZING DOCUMENTS.

In addition, if the Subscriber is a corporation and has a corporate seal, the corporate seal should be affixed:

[SEAL]

Date: ________________________________________________________________________________

Residence or Mailing Address:

__________________________________________________________

Telephone Numbers (include Area Code)

Business:  (___) ___-____

Home:  (___) ___-___

Facsimile Number (include Area Code)

(___) ___-____

Social Security or Taxpayer

Identification Number(s): ________________________________________________________________

Mailing Address for Correspondence

from the Company: ____________________________________________________________________

The foregoing subscription is accepted by Guardian Technologies International, Inc., to the extent of $__________ this _____ day of ____________, 2008.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

By:

_____________________________________

Name:

William J. Donovan

Title:

President & Chief Operating Officer

Appendix A

INVESTOR SUITABILITY STANDARDS

A purchase of the Units pursuant to the Subscription Agreement involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments.  The offer, offer for sale, and sale of the Units is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated thereunder (“Regulation D”) or another exemption thereunder and is intended to be exempt from the registration requirements of applicable state securities laws.

Rule 501(a) of Regulation D defines an “accredited investor” as any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)

Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)

Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose or acquiring the securities offered, with total assets in excess of $5,000,000;

(4)

Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

(5)

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)

Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

(8)

Any entity in which all of the equity owners are accredited investors.

EXHIBIT A

CONFIDENTIAL INVESTMENT TERM SHEET

The securities described in this Confidential Investment Term Sheet have not been the subject of registration under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, nor has the offer and/or sale of such securities been reviewed, approved or disapproved by the Securities and Exchange Commission (the “SEC”).  Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the information set forth herein.  Any representation to the contrary is a criminal offense.   This Confidential Investment Term Sheet does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation in such jurisdiction. The securities described herein are being offered and made available only to investors who qualify as "accredited investors" as defined in Rule 501 of Regulation D promulgated under the Securities Act.  The securities described herein are being offered pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws relating to transactions not involving a public offering or solicitation.  Such exemptions limit the number and types of investors to whom the offering is made and restrict subsequent transfer of the securities described herein.

Confidential Investment Term Sheet

February 5, 2008

General Terms
1. Issuer:	Guardian Technologies International, Inc., a Delaware corporation (the “Company”)
2. Trading Symbol:	OTCBB: GDTI
3. Amount of Financing:	Up to US$7,000,000 (the “Financing”)
4. Investors:

Investors in the Financing will be exclusively “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), including certain institutional investors (the “Investors” or “Holders”).  The offering will be made pursuant to an exemption from the registration requirements under the Securities Act set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

5. Use of Proceeds:	General corporate purposes including growth and capital initiatives

6. Price:	$100,000 per Unit (as such term is hereinafter defined). Subject to the minimum investment amount, Investors may purchase partial Units.
7. Minimum Investment:	$100,000
8. Type of Security:

Units of securities (“Units”), each Unit consisting of (a) 142,857 shares of the Company’s common stock, $.001 par value per share (“Common Stock”), equal to a purchase price per share of $0.70, and (b) 214,285 Class H Common Stock Purchase Warrants (the “Class H Warrants”) (the Class H Warrants and  the Common Stock, the “Securities”).  Each Warrant entitles the holder thereof to purchase one share of Common Stock.  The Securities will be “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be reoffered or resold without registration under the Securities Act or an exemption from such registration requirements.  The certificates representing the Securities shall bear a legend reflecting such restrictions.

9. Anticipated Closing Date:

The later of (i) February 15, 2008 or (ii) ten (10) trading days following the Company’s delivery of a notice regarding the Financing (“Debenture Holder Notice”) to certain holders of the Company’s outstanding Series A 10% Senior Convertible Debentures, or such later date as the Company shall determine or as required under the terms of the Company’s agreements with the holders of such debentures (the “Closing,” the date of such Closing, the “Closing Date”) but in any event no later than January 31, 2008 (“Termination Date”).  The Company reserves the right to reject subscriptions for the Units for any reason or no reason.

10. Escrow Arrangements:

Pending Closing, subscriptions for the Units will be held in a non-interest bearing escrow account pursuant to an escrow agreement between the Company and an escrow agent designated by the Company for the Financing.  In the event a subscription is rejected or if no Closing is held on or before the Termination Date, subscription proceeds will be returned to an Investor without interest or deduction.

11. Class H Warrants:
(a) Amount of Warrants:	214,285 Class H Warrants included in each Unit

(b) Exercise Prices:	$0.70 per share
(c) Term:

The Class H Warrants may be exercised in whole or in part at any time or from time to time after the issue date until the expiration date. At any time during the 60 month period following the issue date.

(d) Redemption:

Immediately following the date of issuance, the Class H Warrants shall be redeemable by the Company at a price of $.001 per Warrant if for ten (10) consecutive trading days the closing bid or sale price (“Closing Sale Price”) of the Company’s Common Stock on the trading market for the Common Stock equals or exceeds $5.00.  The Company shall provide 15 days’ prior written notice of the date fixed for redemption.  The Holder’s right to exercise the Class H Warrants shall terminate on the business day immediately preceding the redemption date set by the Company.

(e) Anti-Dilution Provisions:	The Warrants will contain customary anti-dilution provisions in the event of stock splits, stock dividends, capital reorganizations and the like.
12. Trading Restrictions:

Investors and their affiliates will not trade in the Company’s Common Stock until the Company has filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K regarding the Closing of the Financing.

13. Governing Law:	Commonwealth of Virginia

14. Arbitration:	Disputes will be submitted to binding arbitration under the commercial arbitration rules of the American Arbitration Association in Washington, D.C.
15. Confidentiality:

The existence and terms set forth in this Confidential Investment Term Sheet are confidential and shall not be disclosed to any third party who is not a prospective purchaser of the Securities contemplated herein or an officer, director, agent, adviser or legal counsel to such prospective investor, unless required by law.  Notwithstanding the foregoing, a copy of this Confidential Investment Term Sheet may be furnished to investors in the Company’s Series A 10% Senior Convertible Debentures pursuant to provisions of the Company’s agreements with such investors and such investors may  elect to participate in the Financing in part or in whole following delivery of the Debenture Holder Notice.

16. Definitive Agreements:

This Confidential Investment Term Sheet summarizes the principal terms with respect to a potential investment in the Company by an Investor.  This Confidential Investment Term Sheet is not intended to be and does not constitute a legally binding obligation.  The investment will be made subject to the execution and delivery of definitive agreements, which agreements shall include, among other things, representations of the Company and the Investor, covenants of the Company reflecting the provisions set forth herein, and other customary provisions.

17. SEC Filings:

In connection with an investment, Investors should carefully review the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and Current Reports on Form 8-K filed with the SEC on July 12, 2007, July 24, 2007, August 7, 2007, August 17, 2007, September 12, 2007, September 18, 2007, October 10, 2007, and October 19, 2007.  The Company’s SEC filings may be viewed without charge on the Internet via the SEC’s Edgar database.  The Internet address for the SEC’s Edgar database is as follows: http://www.sec.gov/edgar/searchedgar/companysearch.html.

18. Risk Factors:	Investment in the Company’s securities involves certain risks including those risks disclosed under Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended

December 31, 2006, and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. Copies of such reports and other filings with the SEC may be obtained from the Company on request.

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 EXHIBIT B

FORM OF CLASS H COMMON STOCK PURCHASE WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

No. CFW–___

Number of Shares Purchasable

Issue Date: ______________, 200_

Upon Exercise of Warrant: __________

Void after 5:00 p.m. Washington, D.C., Time on ______________, 20__

CLASS H COMMON STOCK PURCHASE WARRANT AGREEMENT

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

This is to certify that, subject to the provisions of this Class H Common Stock Purchase Warrant Agreement (the “Warrant Agreement”) and for value received, _____________________________ (the "Holder"), is entitled to purchase ____________________________ (_____) shares of common stock, $.001 par value per share (the "Common Stock;" that warrant, the “Warrant”), subject to adjustment as set forth herein, of Guardian Technologies International, Inc., a Delaware corporation (the "Company"), at any time during the period beginning ______________, 200_ (the “Issue Date”), and ending sixty (60) months after the Issue Date (the "Expiration Date"), but not later than 5:00 p.m. Eastern Standard Time on the Expiration Date, at an exercise price of Seventy-Five Cents ($0.70) per share, subject to adjustment as set forth herein  (the "Exercise Price").

1.

Exercise of Warrant.  Subject to the provisions of Sections 4 and 8 below, this Warrant may be exercised in whole or in part at any time or from time to time on or after the Issue Date and until the Expiration Date; provided, however, that if either of such days is a day on which banking institutions are authorized by law to close (a "Bank Holiday"), then on the next succeeding day which shall not be a Bank Holiday.

(a)

Method of Exercise.  This Warrant may be exercised by presentation and surrender of this Warrant Agreement to the Company at its principal office or at the office of its transfer agent, if any (the "Transfer Agent").  The presentation and surrender of this Warrant Agreement for exercise must be accompanied by: (i) the form of subscription which is attached hereto in Annex A (the "Form of Subscription") duly executed with signature guaranteed; and (ii) payment of the aggregate Exercise Price for the number of shares specified in such form.  If this Warrant should be exercised in part only, upon presentation and surrender of this Warrant Agreement to the Company or the Transfer Agent for cancellation, the Company shall execute and deliver a new warrant agreement evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder.  Upon receipt of this Warrant Agreement by the Company at its office or by the Transfer Agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise; provided, however, that if at the date of surrender of this Warrant Agreement and payment of the aggregate Exercise Price, the transfer books for the Common Stock shall be closed, the certificates representing the Common Stock or other securities subject to issuance upon such exercise shall be issuable as of the date on which the Company's transfer books shall next be opened.  Until such date, the Company shall be under no duty to deliver any certificate representing such Common Stock or other securities and the Holder shall not be deemed to have become a holder of record or owner of such Common Stock or such other securities.

(b)

Forms of Payment Authorized.

Upon exercise of this Warrant, the Holder may, at its discretion, pay the Exercise Price with cash or by certified or banker’s check.

(c)

Call Provision.  If, after the Issue Date the closing price on each of five (5) consecutive trading days exceeds $5.00 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), then the Company may call for cancellation of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a “Call”) for consideration equal to $0.001 per Share. To exercise this right, the Company must deliver to the Holder an irrevocable written notice indicating the call date for which a Notice of Exercise shall not have been received by the call date will be cancelled at 5:00 p.m. Eastern Standard Time on the tenth day after the Call has been received by the Holder.

2.

Reservation of Shares.  There shall at all times be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be subject hereto.

3.

Fractional Shares.  Notwithstanding any other provision hereof, the Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant.  If any fraction of a share would, except for the provisions hereof, be issuable upon the exercise of this Warrant, then: (a) if the fraction of a share otherwise issuable is equal to or less than one-half, the Company shall round down and issue only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, the Company shall round up and issue one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

4.

Exchange, Transfer or Assignment of Warrant.  Subject to the provisions of this Section 4 and of Section 8 below, this Warrant Agreement is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or the Transfer Agent, for other warrant agreements representing warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Subject to the provisions of this Section 4 and of Section 8 below, upon surrender of this Warrant Agreement to the Company or the Transfer Agent accompanied by:  (a) the form of assignment which is attached hereto as Annex B (the "Form of Assignment") duly executed; and (b) funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant agreement in the name of the assignee named in the Form of Assignment and this Warrant Agreement shall promptly be canceled.  The Warrant may be divided or combined with other warrants which carry the same rights upon presentation of this Warrant Agreement at the office of the Company or the Transfer Agent, accompanied by a written notice signed by the Holder hereof specifying the names and denominations in which new warrant agreements are to be issued. The term "Warrant" as defined above shall hereafter include any warrant into which this Warrant may be divided, exchanged or combined, and any Warrant as the same may be hereafter modified or amended from time to time.

5.

Theft, Destruction, Loss or Mutilation of Warrant Agreement.  Subject to the provisions of Section 4, in the event of the theft, destruction, loss or mutilation of this Warrant Agreement, upon receipt by the Company of evidence satisfactory to it of such theft, destruction, loss or mutilation and, in the case of loss, theft or destruction, of such indemnification as the Company may in its discretion impose, and in the case of mutilation, upon surrender and cancellation of this Warrant Agreement, the Company shall execute and deliver a new warrant agreement of like tenor and date.

6.

Rights of the Holder.  Prior to the exercise of the Warrant, the Holder shall not be entitled by virtue hereof to any rights of a stockholder in the Company, either at law or equity.  The rights of the Holder are limited to those expressed in this Warrant Agreement and are enforceable against the Company only to the extent set forth herein.

7.

Anti-Dilution Provisions.  The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

(a)

In case the Company shall issue shares of Common Stock as a dividend upon shares of Common Stock or in payment of a dividend thereon, or shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing (i) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (ii) the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

(b)

If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant Agreement and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant Agreement, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant Agreement had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Warrant Agreement (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares of Common Stock or other securities issuable upon the exercise of this Warrant) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of this Warrant.  The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase; and such successor corporation agrees to be bound by the provisions of Section 7 hereof with respect to any securities issued pursuant to such consolidation, merger or purchase of assets.

(c)

Upon each adjustment of the Exercise Price pursuant hereto, the number of shares of Common Stock specified in this Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of this Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

(d)

Irrespective of any adjustments to the number or kind of securities issuable upon exercise of this Warrant or in the Exercise Price, any warrants thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in the warrants previously issued.

(e)

The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's board of directors (the "Board of Directors"), to make any computation required under this section and a certificate signed by such firm shall be conclusive evidence of any computation made under this section.

(f)

Whenever there is an adjustment in the Exercise Price and/or in the number or kind of securities issuable upon exercise of this Warrant, as provided herein, the Company shall: (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board of Directors or the President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of this Warrant after such adjustment; and (ii) cause a notice to be sent to the Holder stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of this Warrant.

(g)

The Exercise Price and the number of shares issuable upon exercise of this Warrant shall only be adjusted in the manner and upon the conditions heretofore specifically referred to in Subsections 7(a) through 7(f) above.

8.

Transfer to Comply with the Securities Act and Other Applicable Securities Laws. Neither this Warrant nor the shares of Common Stock (or other securities) issuable upon exercise hereof have been registered under the Securities Act or under state securities laws.  Except as provided in Section 4 above:  (a) this Warrant may not be transferred, assigned, pledged, sold, or otherwise disposed of; and (b) the shares of Common Stock (or other securities) issuable upon exercise of this Warrant may not be transferred, assigned, pledged, sold or otherwise disposed of in the absence of registration under or exemption from the applicable provisions of the Securities Act unless the Holder provides the Company with an opinion of counsel in form and substance satisfactory to the Company (together with such other representations and warranties as the Company may request) that the shares of Common Stock issued or issuable, as applicable, upon exercise of this Warrant may be legally transferred without violating the Securities Act, and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this section with respect to any resale or other disposition of such securities. Unless subsequently registered under the Securities Act and under applicable state securities laws, any shares issuable upon exercise of this Warrant shall bear a restrictive legend reflecting the foregoing restrictions on sale or transfer.

9.

Notices.  Any notices, consents, waivers, or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been delivered personally: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, postage prepaid and return receipt requested; (c) three (3) days after being sent by U.S. certified mail, postage prepaid and return receipt requested; or (d) one (1) day after deposit with a nationally recognized overnight delivery service, postage prepaid, in each such case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be: if to the Holder, at the address and facsimile number of the Holder as shown on the registry books maintained by the Company or its Transfer Agent; and if to the Company, to Guardian Technologies International, Inc., 516 Herndon Parkway, Suite A, Herndon, Virginia  20170, attention: CEO, facsimile number (703) 464-8530.

10.

Amendments. The Company may, in its sole discretion, by supplemental agreement or pursuant to an amended warrant agreement issued in exchange for this Warrant Agreement make any changes or corrections to the terms and conditions hereof which it deems appropriate in order to (a) reduce the Exercise Price; (b) extend the Expiration Date; or (c) modify such other terms and conditions hereof which modification, in the judgment of the board of directors of the Company, provides, when considered under the totality of the circumstances, a net benefit to or which, in the exercise of such judgment, the board of directors reasonably determines would not be contrary to the interests of the Holder; provided, however, that no adverse change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Exercise Price, or acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Holder.

11.

Agreement of Warrant Holder.  The Holder, by his acceptance thereof, acknowledges that:

(a)

The Company and any Transfer Agent may deem and treat the person or entity in whose name this Warrant Agreement is registered as the Holder and as the absolute, true and lawful owner of the Warrant for all purposes, and neither the Company, nor the Transfer Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 5 hereof;

(b)

The Warrant shall be subject in all respects to the terms and conditions set forth in any amended warrant agreement upon the issuance thereof and upon the mailing by the Company of notice of the amendment of the terms and conditions of this Warrant Agreement; and

(c)

Holder shall execute all such further instruments and documents and take such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Warrant Agreement.

12.

Severability.  The provisions of this Warrant Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable.  Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable.  Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

13.

Governing Law.  The validity and construction of this Warrant Agreement and all matters pertaining hereto are to be determined in accordance with the laws of the Commonwealth of Virginia without reference to the conflict of law principles of that state.

14.

Entire Agreement.  This Warrant Agreement is intended to and does contain and embody the entire understanding and agreement of the Company and the Holder with respect to the subject matter hereof and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant Agreement shall be in any way invalidated, unempowered or affected.

15.

Headings.  The headings in this Warrant Agreement are for convenience of reference only and are not part of this Warrant Agreement.

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IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers as of the date of issuance first above written.

GUARDIAN TECHNOLOGIES

   INTERNATIONAL, INC.

[SEAL]

By:

____________________________________

Name:

____________________________________

Title:

____________________________________

Attest:

By:  ______________________________________

Secretary

Annex A to Class H Common Stock Purchase Warrant Agreement

FORM OF SUBSCRIPTION

(Complete and sign only upon exercise of the Class H Common Stock Purchase Warrant in whole or in part.)

To:

Guardian Technologies International, Inc.

The undersigned, the holder of the attached Class H Common Stock Purchase Warrant Agreement (No. CFW-___) to which this Form of Subscription applies, hereby irrevocably elects to exercise the purchase rights represented by such warrant for and to purchase thereunder _______________ shares of common stock, $.001 par value per share (the "Common Stock"), from Guardian Technologies International, Inc. (or such other securities issuable pursuant to the terms of the Class H Common Stock Purchase Warrant Agreement) and herewith (i) makes payment of $____________________________ therefor in cash or by certified or official bank check, and/or (ii) tenders in a cashless exercise ___________________________ warrant shares represented by this Class H Common Stock Purchase Warrant Agreement for cancellation. The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered to the address(es) as follows:

Name: _______________________________________________________________________________

Address: _____________________________________________________________________________

Social Security or Taxpayer Identification Number: __________________________________________

Deliver to: ___________________________________________________________________________

Address: _____________________________________________________________________________

If the foregoing subscription evidences an exercise of the Class H Common Stock Purchase Warrant to purchase fewer than all of the shares of Common Stock (or other securities issuable pursuant to the terms of the Class H Common Stock Purchase Warrant Agreement) to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant (or other securities issuable pursuant to the terms of such warrant) in the name(s), and deliver the same to the address(es), as follows:

Name: _______________________________________________________________________________        Address: _____________________________________________________________________________

Dated: _______________________________________________________________________________

_______________________________________

_______________________________________

(Name of Holder)

(Social Security or Taxpayer Identification

              Number of Holder, if applicable)

_______________________________________

(Signature of Holder or Authorized Signatory)

Signature Guaranteed: _____________________

Annex B to Class H Common Stock Purchase Warrant Agreement

FORM OF ASSIGNMENT

(To be executed upon assignment of Class H Common Stock Purchase Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to                                           ____________________________ the right represented by the Class H Common Stock Purchase Warrant Agreement (No. CFW-___) to which this Form of Assignment applies with respect to ___________________________ of the shares issuable upon exercise of the warrant together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the corporate secretary of Guardian Technologies International, Inc., attorney-in-fact to transfer such Class H Common Stock Purchase Warrant on the warrant register of Guardian Technologies International, Inc., the issuer of the Class H Common Stock Purchase Warrant, with full power of substitution.  Upon such transfer, a new warrant agreement covering the warrants represented by the Class H Common Stock Purchase Warrant Agreement (CFW-___) not being so sold, assigned or transferred, shall be issued to and in the name of the undersigned in accordance with Section 4 of the Class H Common Stock Purchase Warrant Agreement.

DATED: ___________________________________

Signature: __________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Signature Guaranteed: _______________________